EXHIBIT 10.4

ADDENDUM TO SECURITY AGREEMENT
DATED MAY 9, 2008

This Addendum to Security Agreement (the “Addendum”) dated as of June 18 , 2008  between MEXORO MINERALS LTD., a Colorado corporation, (“Borrower”), and Paramount Gold and Silver Corp., a Delaware corporation, (“Lender”).

WHEREAS, the Lender and Borrower are concurrently entering into a Second Secured Convertible Debenture, dated as of even date hereof (as amended, modified or supplemented from time to time in accordance with its term)  pursuant to which the Lender will make  a loan to the Borrower in the  Principal Amount of $370,000  pursuant to, and subject to the terms and conditions thereof; and

WHEREAS,  the Lender and Borrower have previously executed a Security Agreement dated May 9, 2008 (the “Security Agreement”); and

WHEREAS,  the parties wish to amend the Security Agreement  all subject to the terms and conditions of this Addendum.

NOW THEREFORE,  in consideration of the mutual covenants contained herein and other good and valuable consideration, it is agreed:

1.   All funds advanced to the Borrower pursuant to the Second Secured Convertible Debenture, and all other future loans or advances made to the Borrower which are to be secured by the assets of the Borrower shall be subject to the  terms and conditions as set forth in the Security Agreement.

2.  The terms and conditions set forth in the Security Agreement are specifically incorporated herewith by reference.

3.   Borrower undertakes to execute such further documents as may be requested by Lender in order to perfect Lender’s security interest in all current and after acquired assets of the Lender together with the proceeds thereof.

This Addendum is executed this 18th day of June 2008.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have duly executed this Addendum to the Security Agreement as of the day and year first above written.

Paramount Gold and Silver Corp.

By:           ___________________________
Name:
Title:

Mexoro Minerals Ltd.

By:           ___________________________
Name:
Title:

Schedule I

The Collateral